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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, each of the undersigned certifies that this quarterly report on Form 10-Q for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of RSA Security Inc. and its wholly owned subsidiaries.

                                           /s/ ARTHUR W. COVIELLO, JR.
                                  ----------------------------------------------
                                               ARTHUR W. COVIELLO, JR.
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated: November 5, 2004


                                            /s/ JEFFREY D. GLIDDEN
                                  ----------------------------------------------
                                                JEFFREY D. GLIDDEN
                                  SENIOR VICE PRESIDENT, FINANCE AND OPERATIONS,
                                       CHIEF FINANCIAL OFFICER AND TREASURER

Dated: November 5, 2004